EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

  The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 18, 2005 and covers activity from November 25, 2004 through December 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of January, 2005.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Susanne L. Miller
                                               --------------------------------
                                               Name:  Susanne L. Miller
                                               Title: Vice President
                                                      Treasury Controller

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                          Trust Totals
-----------------                                          ------------

Number of days in period                                             31
Beginning Principal Receivable Balance                23,058,872,273.72
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     23,058,872,273.72
Finance Charge Collections (excluding                    363,094,161.50
 Recoveries)
Recoveries                                                18,176,284.73
Total Collections of Finance Charge Receivables          381,270,446.23
Total Collections of Principal Receivables             5,766,103,126.30
Monthly Payment Rate                                           24.1994%
Defaulted amount                                          92,242,934.27
Annualized Default Rate                                         4.5144%
Trust Portfolio Yield                                          14.7582%
New Principal Receivables                              6,857,483,285.29
Ending Principal Receivables Balance                  24,058,009,498.44
Ending Required Minimum Principal Balance             21,694,250,000.00
Ending Transferor Amount                               3,783,009,498.44
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        24,058,009,498.44






















                                  - 02 -



B. Series Allocations                                           Series 2000-1    Series 2000-2     Series 2000-3      Series 2000-4
---------------------                                           -------------    -------------     -------------      -------------
Group Number                                                                1                2                 2                  2
Invested Amount                                                500,000,000.00   500,000,000.00  1,000,000,000.00   1,212,122,000.00
Adjusted Invested Amount                                       500,000,000.00   500,000,000.00  1,000,000,000.00   1,212,122,000.00
Principal Funding Account Balance                                        0.00             0.00              0.00               0.00
Series Required Transferor Amount                               35,000,000.00    35,000,000.00     70,000,000.00      84,848,540.00
Series Allocation Percentage                                            2.47%            2.47%             4.93%              5.98%
Series Alloc. Finance Charge Collections                         9,402,477.10     9,402,477.10     18,804,954.19      22,793,898.68
Series Allocable Recoveries                                        448,243.77       448,243.77        896,487.53       1,086,652.26
Series Alloc. Principal Collections                            142,197,364.40   142,197,364.40    284,394,728.79     344,721,107.46
Series Allocable Defaulted Amount                                2,274,794.93     2,274,794.93      4,549,589.85       5,514,657.95

B. Series Allocations                          Series 2000-5    Series 2001-1    Series 2001-2     Series 2001-3      Series 2001-4
---------------------                          -------------    -------------    -------------     -------------      -------------

Group Number                                               2                2                1                 2                  2
Invested Amount                               787,878,000.00   750,000,000.00   250,000,000.00    750,000,000.00     725,000,000.00
Adjusted Invested Amount                      787,878,000.00   750,000,000.00   250,000,000.00    750,000,000.00     725,000,000.00
Principal Funding Account Balance                       0.00             0.00             0.00              0.00               0.00
Series Required Transferor Amount              55,151,460.00    52,500,000.00    17,500,000.00     52,500,000.00      50,750,000.00
Series Allocation Percentage                           3.89%            3.70%            1.23%             3.70%              3.58%
Series Alloc. Finance Charge Collections       14,816,009.70    14,103,715.64     4,701,238.55     14,103,715.64      13,633,591.79
Series Allocable Recoveries                       706,322.80       672,365.65       224,121.88        672,365.65         649,953.46
Series Alloc. Principal Collections           224,068,350.13   213,296,046.60    71,098,682.20    213,296,046.60     206,186,178.38
Series Allocable Defaulted Amount               3,584,521.75     3,412,192.39     1,137,397.46      3,412,192.39       3,298,452.64

B. Series Allocations                          Series 2001-5    Series 2001-6    Series 2001-7     Series 2002-1      Series 2002-2
---------------------                          -------------    -------------    -------------     -------------      -------------

Group Number                                               2                2                2                 2                  2
Invested Amount                               500,000,000.00   700,000,000.00   650,000,000.00    920,000,000.00     940,000,000.00
Adjusted Invested Amount                      500,000,000.00   700,000,000.00   650,000,000.00    920,000,000.00     940,000,000.00
Principal Funding Account Balance                       0.00             0.00             0.00              0.00               0.00
Series Required Transferor Amount              35,000,000.00    49,000,000.00    45,500,000.00     64,400,000.00      65,800,000.00
Series Allocation Percentage                           2.47%            3.45%            3.21%             4.54%              4.64%
Series Alloc. Finance Charge Collections        9,402,477.10    13,163,467.93    12,223,220.22     17,300,557.86      17,676,656.94
Series Allocable Recoveries                       448,243.77       627,541.27       582,716.90        824,768.53         842,698.28
Series Alloc. Principal Collections           142,197,364.40   199,076,310.16   184,856,573.72    261,643,150.49     267,331,045.07
Series Allocable Defaulted Amount               2,274,794.93     3,184,712.90     2,957,233.40      4,185,622.66       4,276,614.46

B. Series Allocations                          Series 2002-3    Series 2002-4    Series 2002-5     Series 2002-6      Series 2003-1
---------------------                          -------------    -------------    -------------     -------------      -------------

Group Number                                               2                2                2                 2                  2
Invested Amount                               920,000,000.00   500,000,000.00   600,000,000.00    720,000,000.00     920,000,000.00
Adjusted Invested Amount                      920,000,000.00   500,000,000.00   600,000,000.00    720,000,000.00     920,000,000.00
Principal Funding Account Balance                       0.00             0.00             0.00              0.00               0.00
Series Required Transferor Amount              64,400,000.00    35,000,000.00    42,000,000.00     50,400,000.00      64,400,000.00
Series Allocation Percentage                           4.54%            2.47%            2.96%             3.55%              4.54%
Series Alloc. Finance Charge Collections       17,300,557.86     9,402,477.10    11,282,972.51     13,539,567.02      17,300,557.86
Series Allocable Recoveries                       824,768.53       448,243.77       537,892.52        645,471.02         824,768.53
Series Alloc. Principal Collections           261,643,150.49   142,197,364.40   170,636,837.28    204,764,204.73     261,643,150.49
Series Allocable Defaulted Amount               4,185,622.66     2,274,794.93     2,729,753.91      3,275,704.69       4,185,622.66

B. Series Allocations                          Series 2003-2    Series 2003-3    Series 2003-4     Series 2004-1      Series 2004-2
---------------------                          -------------    -------------    -------------     -------------      --------------

Group Number                                               2                2                1                 2                  2
Invested Amount                             1,100,000,000.00   750,000,000.00   680,000,000.00    800,000,000.00     400,000,000.00
Adjusted Invested Amount                    1,100,000,000.00   750,000,000.00   680,000,000.00    800,000,000.00     400,000,000.00
Principal Funding Account Balance                       0.00             0.00             0.00              0.00               0.00
Series Required Transferor Amount              77,000,000.00    52,500,000.00    47,600,000.00     56,000,000.00      28,000,000.00
Series Allocation Percentage                           5.43%            3.70%            3.35%             3.95%              1.97%
Series Alloc. Finance Charge Collections       20,685,449.61    14,103,715.64    12,787,368.85     15,043,963.35       7,521,981.68
Series Allocable Recoveries                       986,136.29       672,365.65       609,611.52        717,190.03         358,595.01
Series Alloc. Principal Collections           312,834,201.67   213,296,046.60   193,388,415.58    227,515,783.04     113,757,891.52
Series Allocable Defaulted Amount               5,004,548.84     3,412,192.39     3,093,721.10      3,639,671.88       1,819,835.94


                                            - 03 -

B. Series Allocations                          Series 2004-3      Series 2004-4     Series 2004-5                        Trust Total
---------------------                          -------------      -------------     -------------                        -----------
Group Number                                               1                  2                 2
Invested Amount                               600,000,000.00   1,100,000,000.00  1,000,000,000.00                  20,275,000,000.00
Adjusted Invested Amount                      600,000,000.00   1,100,000,000.00  1,000,000,000.00                  20,275,000,000.00
Principal Funding Account Balance                       0.00               0.00              0.00                               0.00
Series Required Transferor Amount              42,000,000.00      77,000,000.00     70,000,000.00                   1,419,250,000.00
Series Allocation Percentage                           2.96%              5.43%             4.93%                               100%
Series Alloc. Finance Charge Collections       11,282,972.51      20,685,449.61     18,804,954.19                     381,270,446.23
Series Allocable Recoveries                       537,892.52         986,136.29        896,487.53                      18,176,284.73
Series Alloc. Principal Collections           170,636,837.28     312,834,201.67    284,394,728.79                   5,766,103,126.30
Series Allocable Defaulted Amount               2,729,753.91       5,004,548.84      4,549,589.85                      92,242,934.27

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 2000-1
----------------------                                                              -------------
Invested Amount                                                                    500,000,000.00
Investor Finance Charge Collections                                                  8,271,828.38

Investor Monthly Interest                                                            2,896,963.54
Investor Default Amount                                                              2,000,161.44
Investor Monthly Fees                                                                  833,333.33
Investor Additional Amounts                                                                  0.00
Total                                                                                5,730,458.31

Reallocated Investor Finance
  Charge Collections                                                                 9,387,871.44
Available Excess                                                                     3,657,413.12

1. Group 1 Allocations                         Series 2001-2      Series 2003-4     Series 2004-3                      Group 1 Total
----------------------                         -------------      -------------     -------------                      -------------
Invested Amount                               250,000,000.00     680,000,000.00    600,000,000.00                   2,030,000,000.00
Investor Finance Charge Collections             4,133,663.19      11,243,563.88      9,920,791.66                      33,569,847.12

Investor Monthly Interest                       1,127,023.44       1,052,052.08      2,136,220.00                       7,212,259.06
Investor Default Amount                         1,000,080.72       2,720,219.56      2,400,193.73                       8,120,655.44
Investor Monthly Fees                             416,666.67       1,133,333.33      1,000,000.00                       3,383,333.33
Investor Additional Amounts                             0.00               0.00              0.00                               0.00
Total                                           2,543,770.82       4,905,604.97      5,536,413.73                      18,716,247.84

Reallocated Investor Finance
  Charge Collections                            4,372,477.38       9,879,686.82      9,925,309.47                      33,565,345.12
Available Excess                                1,828,706.56       4,974,081.85      4,388,895.75                      14,849,097.28

2. Group 2 Allocations                                            Series 2000-2     Series 2000-3     Series 2000-4    Series 2000-5
----------------------                                            -------------     -------------     -------------    -------------
Invested Amount                                                  500,000,000.00  1,000,000,000.00  1,212,122,000.00   787,878,000.00
Investor Finance Charge Collections                                8,271,620.38     16,543,240.77     20,042,016.38    13,027,289.15

Investor Monthly Interest                                          1,234,447.92      2,465,000.00      3,045,477.73     1,931,627.17
Investor Default Amount                                            2,000,161.44      4,000,322.88      4,848,879.37     3,151,766.39
Investor Monthly Fees                                                833,333.33      1,666,666.67      2,020,203.33     1,313,130.00
Investor Additional Amounts                                                0.00              0.00              0.00             0.00
Total                                                              4,067,942.69      8,131,989.54      9,914,560.43     6,396,523.56

Reallocated Investor Finance
  Charge Collections                                               8,281,702.18     16,559,508.53     20,129,741.60    13,036,380.36
Investment Funding Account Proceeds                                                                            0.00
Available Excess                                                   4,213,759.49      8,427,518.99     10,215,181.17     6,639,856.80

2. Group 2 Allocations                         Series 2001-1      Series 2001-3     Series 2001-4     Series 2001-5    Series 2001-6
----------------------                         -------------      -------------     -------------     -------------    -------------
Invested Amount                               750,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00   700,000,000.00
Investor Finance Charge Collections            12,400,989.57      12,400,989.57     11,987,623.26      8,267,326.38    11,574,256.94

Investor Monthly Interest                       1,841,029.17       1,832,918.75      1,771,821.46      1,244,069.44     1,703,683.33
Investor Default Amount                         3,000,242.16       3,000,242.16      2,900,234.09      2,000,161.44     2,800,226.01
Investor Monthly Fees                           1,250,000.00       1,250,000.00      1,208,333.33        833,333.33     1,166,666.67
Investor Additional Amounts                             0.00               0.00              0.00              0.00             0.00
Total                                           6,091,271.32       6,083,160.91      5,880,388.88      4,077,564.22     5,670,576.01

Reallocated Investor Finance
  Charge Collections                           12,411,910.56      12,403,800.15     11,990,340.14      8,291,323.71    11,569,839.30
Investment Funding Account Proceeds
Available Excess                                6,320,639.24       6,320,639.24      6,109,951.26      4,213,759.49     5,899,263.29

                                             - 04 -



2. Group 2 Allocations                       Series 2001-7     Series 2002-1     Series 2002-2     Series 2002-3      Series 2002-4
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                             650,000,000.00    920,000,000.00    940,000,000.00    920,000,000.00     500,000,000.00
Investor Finance Charge Collections          10,747,524.30     15,211,880.55     15,542,573.60     15,211,880.55       8,267,326.38

Investor Monthly Interest                     1,582,482.78      2,235,433.89      2,283,320.06      2,234,043.67       1,184,238.89
Investor Default Amount                       2,600,209.87      3,680,297.05      3,760,303.50      3,680,297.05       2,000,161.44
Investor Monthly Fees                         1,083,333.33      1,533,333.33      1,566,666.67      1,533,333.33         833,333.33
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                         5,266,025.98      7,449,064.27      7,610,290.23      7,447,674.05       4,017,733.66

Reallocated Investor Finance
  Charge Collections                         10,743,913.32     15,202,381.74     15,532,158.07     15,200,991.51       8,231,493.15
Investment Funding Account Proceeds
Available Excess                              5,477,887.34      7,753,317.47      7,921,867.85      7,753,317.47       4,213,759.49

2. Group 2 Allocations                       Series 2002-5     Series 2002-6     Series 2003-1     Series 2003-2      Series 2003-3
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                             600,000,000.00    720,000,000.00    920,000,000.00  1,100,000,000.00     750,000,000.00
Investor Finance Charge Collections           9,920,791.66     11,904,949.99     15,211,880.55     18,188,118.04      12,400,989.57

Investor Monthly Interest                     1,488,208.33      1,769,020.00      2,235,433.89      2,670,308.06       1,819,531.25
Investor Default Amount                       2,400,193.73      2,880,232.47      3,680,297.05      4,400,355.16       3,000,242.16
Investor Monthly Fees                         1,000,000.00      1,200,000.00      1,533,333.33      1,833,333.33       1,250,000.00
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                         4,888,402.06      5,849,252.47      7,449,064.27      8,903,996.55       6,069,773.41

Reallocated Investor Finance
  Charge Collections                          9,944,913.45     11,917,066.14     15,202,381.74     18,174,267.44      12,390,412.65
Investment Funding Account Proceeds
Available Excess                              5,056,511.39      6,067,813.67      7,753,317.47      9,270,270.88       6,320,639.24

2. Group 2 Allocations                       Series 2004-1     Series 2004-2     Series 2004-4     Series 2004-5      Group 2 Total
----------------------                       -------------     -------------     -------------     -------------      -------------
Invested Amount                             800,000,000.00    400,000,000.00  1,100,000,000.00  1,000,000,000.00  18,245,000,000.00
Investor Finance Charge Collections          13,227,722.21      6,613,861.11     18,188,118.04     16,534,652.77     301,687,621.72

Investor Monthly Interest                     1,917,260.00        994,500.00      2,639,764.72      2,396,811.11      44,520,431.61
Investor Default Amount                       3,200,258.30      1,600,129.15      4,400,355.16      4,000,322.88      72,985,890.89
Investor Monthly Fees                         1,333,333.33        666,666.67      1,833,333.33      1,666,666.67      30,408,333.33
Investor Additional Amounts                           0.00              0.00              0.00              0.00               0.00
Total                                         6,450,851.63      3,261,295.82      8,873,453.22      8,063,800.65     147,914,655.83

Reallocated Investor Finance
  Charge Collections                         13,192,866.82      6,632,303.41     18,143,724.10     16,491,319.64     301,674,739.72
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                              6,742,015.19      3,371,007.59      9,270,270.88      8,427,518.99     153,760,083.89

                                                GROUP I          GROUP II
                                                -------          --------
Group Investor Finance Charge Collections    33,565,345.12    301,674,739.72
Group Expenses                               18,716,247.84    147,914,655.83
Reallocable Investor Finance
  Charge Collections                         14,849,097.28    153,760,083.89


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                           243,809,858
61-90 Days Delinquent:                           139,608,777
90+ Days Delinquent:                             228,857,589
Total 30+ Days Delinquent:                       612,276,224



                                           - 05 -



II. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                568,652,830.42       500,000,000.00       68,652,830.42
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                9,402,477.10         8,271,828.38        1,135,150.71
Collections of Principal Receivables                 142,197,364.40       125,030,033.08       17,167,331.32
Defaulted Amount                                       2,274,794.93         2,000,161.44          274,633.49

Ending Invested / Transferor Amounts                 593,292,466.05       500,000,000.00       93,292,466.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                       2,162,500.00                 0.00                0.00           2,162,500.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                7.2000%              7.4000%             3.3025%
Monthly Interest Due                                   2,595,000.00           185,000.00          116,963.54           2,896,963.54
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     2,595,000.00           185,000.00          116,963.54           2,896,963.54
Investor Default Amount                                1,730,139.64           120,009.69          150,012.11           2,000,161.44
Investor Monthly Fees Due                                720,833.33            50,000.00           62,500.00             833,333.33
Investor Additional Amounts Due
Total Due                                              5,045,972.98           355,009.69          329,475.65           5,730,458.31

Reallocated Investor Finance Charge Collections                                                                        9,387,871.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                4,502.00
Series Adjusted Portfolio Yield                                                                                            17.4075%
Base Rate                                                                                                                   8.0092%
Excess Spread Percentage                                                                                                    8.7886%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       432,500,000.00        30,000,000.00       37,500,000.00         500,000,000.00
Interest Distributions                                 2,595,000.00           185,000.00          116,963.54           2,896,963.54
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    2,595,000.00           185,000.00          116,963.54           2,896,963.54
Ending Certificates Balance                          432,500,000.00        30,000,000.00       37,500,000.00         500,000,000.00






                                           - 06 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00





                                     - 07 -

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $116,963.54

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $116,963.54

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00


                                     - 08 -

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,124,403.02

          a.   Class A Monthly Interest:                      $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,730,139.64
          e.   Excess Spread:                                 $3,799,263.38

     2.   Class B Available Funds:                              $563,542.41

          a.   Class B Monthly Interest:                        $185,000.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $378,542.41

     3.   Collateral Available Funds:                           $704,428.01

          a.   Excess Spread:                                   $704,428.01

     4.   Total Excess Spread:                                $4,882,233.79

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2000-1 Allocable Principal
          Collections:                                      $142,197,364.40

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                      $125,030,033.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $125,030,033.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,000,161.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $127,030,194.52

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $37,500,000.00

     2.   Required Collateral Invested Amount:               $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $127,030,194.52



                                     - 09 -

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                      $4,882,233.79
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $120,009.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $116,963.54
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $150,012.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $3,661,915.12

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               8.0092%
          b.   Prior Monthly Period                                 9.0206%
          c.   Second Prior Monthly Period                          8.7195%

     2.   Three Month Average Base Rate                             8.5831%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              17.4075%
          b.   Prior Monthly Period                                17.3226%
          c.   Second Prior Monthly Period                         17.4882%

     4.   Three Month Average Series Adjusted Portfolio Yield      17.4061%



III. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                568,652,830.42       500,000,000.00       68,652,830.42
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                9,402,477.10         8,271,620.38        1,135,150.71
Collections of Principal Receivables                 142,197,364.40       125,030,033.08       17,167,331.32
Defaulted Amount                                       2,274,794.93         2,000,161.44          274,633.49

Ending Invested / Transferor Amounts                 593,292,466.05       500,000,000.00       93,292,466.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                       2,062,500.00                 0.00                0.00           2,062,500.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5675%              2.7525%             2.9025%
Monthly Interest Due                                   1,000,255.21           103,983.33          130,209.38           1,234,447.92
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,000,255.21           103,983.33          130,209.38           1,234,447.92
Investor Default Amount                                1,650,133.19           160,012.92          190,015.34           2,000,161.44
Investor Monthly Fees Due                                687,500.00            66,666.67           79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                              3,337,888.40           330,662.92          399,391.38           4,067,942.69

Reallocated Investor Finance Charge Collections                                                                        8,281,702.18
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                4,294.00
Series Adjusted Portfolio Yield                                                                                            14.8021%
Base Rate                                                                                                                   4.4397%
Excess Spread Percentage                                                                                                   10.1233%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00
Interest Distributions                                 1,000,255.21           103,983.33          130,209.38           1,234,447.92
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,000,255.21           103,983.33          130,209.38           1,234,447.92
Ending Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.42

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $130,209.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $130,209.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,835,946.85

          a.   Class A Monthly Interest:                      $1,000,255.21
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,650,133.19
          e.   Excess Spread:                                 $4,185,558.45

     2.   Class B Available Funds:                              $662,879.69

          a.   Class B Monthly Interest:                        $103,983.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $558,896.36

     3.   Collateral Available Funds:                           $787,169.64

          a.   Excess Spread:                                   $787,169.64

     4.   Total Excess Spread:                                $5,531,624.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2000-2 Allocable Principal
          Collections:                                      $142,197,364.40

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                      $125,030,033.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $125,030,033.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,000,161.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $127,030,194.52

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $127,030,194.52

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                      $5,531,624.45
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $160,012.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $130,209.38
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $190,015.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,218,053.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4396%
          b.   Prior Monthly Period                                 4.3715%
          c.   Second Prior Monthly Period                          4.0729%

     2.   Three Month Average Base Rate                             4.2947%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.8021%
          b.   Prior Monthly Period                                14.6455%
          c.   Second Prior Monthly Period                         14.7977%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7484%



IV. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,137,305,660.85     1,000,000,000.00      137,305,660.85
Beginning Adjusted Invested Amount                              N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               18,804,954.19        16,543,240.77        2,270,301.42
Collections of Principal Receivables                 284,394,728.79       250,060,066.16       34,334,662.64
Defaulted Amount                                       4,549,589.85         4,000,322.88          549,266.98

Ending Invested / Transferor Amounts               1,186,584,932.11     1,000,000,000.00      186,584,932.11


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                       4,125,000.00                 0.00                0.00           4,125,000.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5625%              2.7525%             2.9025%
Monthly Interest Due                                   1,996,614.58           207,966.67          260,418.75           2,465,000.00
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,996,614.58           207,966.67          260,418.75           2,465,000.00
Investor Default Amount                                3,300,266.37           320,025.83          380,030.67           4,000,322.88
Investor Monthly Fees Due                              1,375,000.00           133,333.33          158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,671,880.96           661,325.83          798,782.76           8,131,989.54

Reallocated Investor Finance Charge Collections                                                                       16,559,508.53
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                8,588.00
Series Adjusted Portfolio Yield                                                                                            14.7975%
Base Rate                                                                                                                   4.4355%
Excess Spread Percentage                                                                                                   10.1233%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       825,000,000.00        80,000,000.00       95,000,000.00       1,000,000,000.00
Interest Distributions                                 1,996,614.58           207,966.67          260,418.75           2,465,000.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,996,614.58           207,966.67          260,418.75           2,465,000.00
Ending Certificates Balance                          825,000,000.00        80,000,000.00       95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.42

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $260,418.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $260,418.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $13,668,679.64

          a.   Class A Monthly Interest:                      $1,996,614.58
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,300,266.37
          e.   Excess Spread:                                 $8,371,798.68

     2.   Class B Available Funds:                            $1,325,447.72

          a.   Class B Monthly Interest:                        $207,966.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,117,481.06

     3.   Collateral Available Funds:                         $1,573,969.17

          a.   Excess Spread:                                 $1,573,969.17

     4.   Total Excess Spread:                               $11,063,248.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2000-3 Allocable Principal
          Collections:                                      $284,394,728.79

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                      $250,060,066.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $250,060,066.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,000,322.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $254,060,389.03

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $95,000,000.00

     2.   Required Collateral Invested Amount:               $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $254,060,389.03

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                     $11,063,248.91
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $320,025.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $260,418.75
     9.   Applied to unpaid Monthly Servicing Fee:            $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $380,030.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $8,436,106.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4355%
          b.   Prior Monthly Period                                 4.3673%
          c.   Second Prior Monthly Period                          4.0687%

     2.   Three Month Average Base Rate                             4.2905%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7975%
          b.   Prior Monthly Period                                14.6332%
          c.   Second Prior Monthly Period                         14.7862%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7390%



V. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------         -------------        -----------
Beginning Invested /Transferor Amount              1,378,553,212.24     1,212,122,000.00      166,431,212.24
Beginning Adjusted Invested Amount                              N/A     1,212,122,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               22,793,898.68        20,042,016.38        2,751,882.30
Collections of Principal Receivables                 344,721,107.46       303,103,307.51       41,617,799.94
Defaulted Amount                                       5,514,657.95         4,848,879.37          665,778.59

Ending Invested / Transferor Amounts               1,438,285,701.07     1,212,122,000.00      226,163,701.07


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.6150%              2.8400%             2.9025%
Monthly Interest Due                                   2,469,722.22           260,095.09          315,660.42           3,045,477.73
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     2,469,722.22           260,095.09          315,660.42           3,045,477.73
Investor Default Amount                                4,000,322.88           387,911.31          460,645.18           4,848,879.37
Investor Monthly Fees Due                              1,666,666.67           161,616.67          191,920.00           2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,136,711.77           809,623.06          968,225.60           9,914,560.43

Reallocated Investor Finance Charge Collections                                                                       20,129,741.60
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.8434%
Base Rate                                                                                                                   4.4865%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                     1,000,000,000.00        96,970,000.00      115,152,000.00       1,212,122,000.00
Interest Distributions                                 2,469,722.22           260,095.09          315,660.42           3,045,477.73
Interest Deposits - Interest Funding Account          (2,469,722.22)         (260,095.09)               0.00          (2,729,817.31)
Interest Funding Account Distributions                         0.00                 0.00                0.00                   0.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                            0.00                 0.00          315,660.42             315,660.42
Ending Interest Funding Account Balance                2,469,722.22           260,095.09                0.00           2,729,817.31
Ending Certificates Balance                        1,000,000,000.00        96,970,000.00      115,152,000.00       1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.47

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.68

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.68

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $315,660.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $315,660.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                   $16,607,026.02

          a.   Class A Monthly Interest:                      $2,469,722.22
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $4,000,322.88
          e.   Excess Spread:                                $10,136,980.93

     2.   Class B Available Funds:                            $1,610,383.31

          a.   Class B Monthly Interest:                        $260,095.09
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,350,288.22

     3.   Collateral Available Funds:                         $1,912,332.26

          a.   Excess Spread:                                 $1,912,332.26

     4.   Total Excess Spread:                               $13,399,601.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2000-4 Allocable Principal
          Collections:                                      $344,721,107.46

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                      $303,103,307.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $303,103,307.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,848,879.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $307,952,186.88

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                       $115,152,000.00

     2.   Required Collateral Invested Amount:              $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $307,952,186.88

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                     $13,399,601.41
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $387,911.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $315,660.42
     9.   Applied to unpaid Monthly Servicing Fee:            $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $460,645.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                           $10,215,181.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4865%
          b.   Prior Monthly Period                                 4.1362%
          c.   Second Prior Monthly Period                          4.0486%

     2.   Three Month Average Base Rate                             4.2238%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.8434%
          b.   Prior Monthly Period                                14.4085%
          c.   Second Prior Monthly Period                         14.7679%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6733%



VI. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                896,058,109.46       787,878,000.00      108,180,109.46
Beginning Adjusted Invested Amount                              N/A       787,878,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               14,816,009.70        13,027,289.15        1,788,720.55
Collections of Principal Receivables                 224,068,350.13       197,016,824.80       27,051,525.33
Defaulted Amount                                       3,584,521.75         3,151,766.39          432,755.37

Ending Invested / Transferor Amounts                 934,884,163.14       787,878,000.00      147,006,163.14


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5425%              2.7825%             2.9025%
Monthly Interest Due                                   1,560,812.50           165,637.59          205,177.08           1,931,627.17
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,560,812.50           165,637.59          205,177.08           1,931,627.17
Investor Default Amount                                2,600,209.87           252,140.35          299,416.17           3,151,766.39
Investor Monthly Fees Due                              1,083,333.33           105,050.00          124,746.67           1,313,130.00
Investor Additional Amounts Due
Total Due                                              5,244,355.70           522,827.94          629,339.91           6,396,523.56

Reallocated Investor Finance Charge Collections                                                                       13,036,380.36
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7718%
Base Rate                                                                                                                   4.4212%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       650,000,000.00        63,030,000.00       74,848,000.00         787,878,000.00
Interest Distributions                                 1,560,812.50           165,637.59          205,177.08           1,931,627.17
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,560,812.50           165,637.59          205,177.08           1,931,627.17
Ending Certificates Balance                          650,000,000.00        63,030,000.00       74,848,000.00         787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.40

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.40

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $205,177.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $205,177.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,755,024.55

          a.   Class A Monthly Interest:                      $1,560,812.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,600,209.87
          e.   Excess Spread:                                 $6,594,002.18

     2.   Class B Available Funds:                            $1,042,906.46

          a.   Class B Monthly Interest:                        $165,637.59
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $877,268.87

     3.   Collateral Available Funds:                         $1,238,449.35

          a.   Excess Spread:                                 $1,238,449.35

     4.   Total Excess Spread:                                $8,709,720.40

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2000-5 Allocable Principal
          Collections:                                      $224,068,350.13

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                      $197,016,824.80

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $197,016,824.80

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,151,766.39

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $200,168,591.19

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $74,848,000.00

     2.   Required Collateral Invested Amount:               $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $200,168,591.19

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                      $8,709,720.40
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $252,140.35
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $205,177.08
     9.   Applied to unpaid Monthly Servicing Fee:            $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $299,416.17
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,639,856.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4212%
          b.   Prior Monthly Period                                 4.3530%
          c.   Second Prior Monthly Period                          4.0544%

     2.   Three Month Average Base Rate                             4.2762%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7717%
          b.   Prior Monthly Period                                14.6189%
          c.   Second Prior Monthly Period                         14.7714%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7207%



VII. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                852,979,245.64       750,000,000.00      102,979,245.64
Beginning Adjusted Invested Amount                              N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               14,103,715.64        12,400,989.57        1,702,726.07
Collections of Principal Receivables                 213,296,046.60       187,545,049.62       25,750,996.98
Defaulted Amount                                       3,412,192.39         3,000,242.16          411,950.23

Ending Invested / Transferor Amounts                 889,938,699.08       750,000,000.00      139,938,699.08


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5425%              2.8225%             2.9025%
Monthly Interest Due                                   1,485,773.44           159,941.67          195,314.06           1,841,029.17
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,485,773.44           159,941.67          195,314.06           1,841,029.17
Investor Default Amount                                2,475,199.78           240,019.37          285,023.00           3,000,242.16
Investor Monthly Fees Due                              1,031,250.00           100,000.00          118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,992,223.22           499,961.04          599,087.07           6,091,271.32

Reallocated Investor Finance Charge Collections                                                                       12,411,910.56
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7753%
Base Rate                                                                                                                   4.4244%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00
Interest Distributions                                 1,485,773.44           159,941.67          195,314.06           1,841,029.17
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,485,773.44           159,941.67          195,314.06           1,841,029.17
Ending Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.40

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.40

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $195,314.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $195,314.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,239,826.21

          a.   Class A Monthly Interest:                      $1,485,773.44
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,475,199.78
          e.   Excess Spread:                                 $6,278,853.00

     2.   Class B Available Funds:                              $992,952.85

          a.   Class B Monthly Interest:                        $159,941.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $833,011.18

     3.   Collateral Available Funds:                         $1,179,131.50

          a.   Excess Spread:                                 $1,179,131.50

     4.   Total Excess Spread:                                $8,290,995.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-1 Allocable Principal
          Collections:                                    $213,296,046.60

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                      $187,545,049.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $187,545,049.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,000,242.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $190,545,291.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $190,545,291.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                      $8,290,995.68
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $240,019.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $195,314.06
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $285,023.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,320,639.24

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4244%
          b.   Prior Monthly Period                                 4.3563%
          c.   Second Prior Monthly Period                          4.0577%

     2.   Three Month Average Base Rate                             4.2795%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7753%
          b.   Prior Monthly Period                                14.6221%
          c.   Second Prior Monthly Period                         14.7748%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7241%



VIII. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                284,326,415.21       250,000,000.00       34,326,415.21
Beginning Adjusted Invested Amount                              N/A       250,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                4,701,238.55         4,133,663.19          567,575.36
Collections of Principal Receivables                  71,098,682.20        62,515,016.54        8,583,665.66
Defaulted Amount                                       1,137,397.46         1,000,080.72          137,316.74

Ending Invested / Transferor Amounts                 296,646,233.03       250,000,000.00       46,646,233.03


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                5.5300%              5.8300%             3.2525%
Monthly Interest Due                                     996,552.08            72,875.00           57,596.35           1,127,023.44
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                       996,552.08            72,875.00           57,596.35           1,127,023.44
Investor Default Amount                                  865,069.82            60,004.84           75,006.05           1,000,080.72
Investor Monthly Fees Due                                360,416.67            25,000.00           31,250.00             416,666.67
Investor Additional Amounts Due
Total Due                                              2,222,038.57           157,879.84          163,852.41           2,543,770.82

Reallocated Investor Finance Charge Collections                                                                        4,372,477.38
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            15.8829%
Base Rate                                                                                                                   6.6288%
Excess Spread Percentage                                                                                                    8.7778%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       216,250,000.00        15,000,000.00       18,750,000.00         250,000,000.00
Interest Distributions                                   996,552.08            72,875.00           57,596.35           1,127,023.44
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                      996,552.08            72,875.00           57,596.35           1,127,023.44
Ending Certificates Balance                          216,250,000.00        15,000,000.00       18,750,000.00         250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $57,596.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $57,596.35

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $3,782,192.94

          a.   Class A Monthly Interest:                        $996,552.08
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):    $865,069.82
          e.   Excess Spread:                                 $1,920,571.03

     2.   Class B Available Funds:                              $262,348.64

          a.   Class B Monthly Interest:                         $72,875.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $189,473.64

     3.   Collateral Available Funds:                           $327,935.80

          a.   Excess Spread:                                   $327,935.80

     4.   Total Excess Spread:                                $2,437,980.48

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-2 Allocable Principal
          Collections:                                       $71,098,682.20

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                       $62,515,016.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                               $62,515,016.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $1,000,080.72

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $63,515,097.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $18,750,000.00

     2.   Required Collateral Invested Amount:               $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:           $63,515,097.26

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                      $2,437,980.48
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:               $60,004.84
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:                $57,596.35
     9.   Applied to unpaid Monthly Servicing Fee:              $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $75,006.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $1,828,706.56

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               6.6288%
          b.   Prior Monthly Period                                 7.4566%
          c.   Second Prior Monthly Period                          7.2059%

     2.   Three Month Average Base Rate                             7.0971%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              15.8829%
          b.   Prior Monthly Period                                15.7501%
          c.   Second Prior Monthly Period                         15.9166%

     4.   Three Month Average Series Adjusted Portfolio Yield      15.8499%



IX. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                852,979,245.64       750,000,000.00      102,979,245.64
Beginning Adjusted Invested Amount                              N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               14,103,715.64        12,400,989.57        1,702,726.07
Collections of Principal Receivables                 213,296,046.60       187,545,049.62       25,750,996.98
Defaulted Amount                                       3,412,192.39         3,000,242.16          411,950.23

Ending Invested / Transferor Amounts                 889,938,699.08       750,000,000.00      139,938,699.08


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5325%              2.7825%             2.9025%
Monthly Interest Due                                   1,479,929.69           157,675.00          195,314.06           1,832,918.75
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,479,929.69           157,675.00          195,314.06           1,832,918.75
Investor Default Amount                                2,475,199.78           240,019.37          285,023.00           3,000,242.16
Investor Monthly Fees Due                              1,031,250.00           100,000.00          118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,986,379.47           497,694.37          599,087.07           6,083,160.91

Reallocated Investor Finance Charge Collections                                                                       12,403,800.15
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7626%
Base Rate                                                                                                                   4.4128%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ---------               ----

Beginning Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00
Interest Distributions                                 1,479,929.69           157,675.00          195,314.06           1,832,918.75
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,479,929.69           157,675.00          195,314.06           1,832,918.75
Ending Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.39

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $195,314.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $195,314.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,233,135.12

          a.   Class A Monthly Interest:                      $1,479,929.69
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,475,199.78
          e.   Excess Spread:                                 $6,278,005.65

     2.   Class B Available Funds:                              $992,304.01

          a.   Class B Monthly Interest:                        $157,675.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $834,629.01

     3.   Collateral Available Funds:                         $1,178,361.01

          a.   Excess Spread:                                 $1,178,361.01

     4.   Total Excess Spread:                                $8,290,995.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-3 Allocable Principal
          Collections:                                      $213,296,046.60

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                      $187,545,049.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $187,545,049.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,000,242.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $190,545,291.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $190,545,291.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                      $8,290,995.68
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $240,019.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $195,314.06
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $285,023.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,320,639.24

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4128%
          b.   Prior Monthly Period                                 4.3447%
          c.   Second Prior Monthly Period                          4.0461%

     2.   Three Month Average Base Rate                             4.2678%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7626%
          b.   Prior Monthly Period                                14.6105%
          c.   Second Prior Monthly Period                         14.7628%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7119%



X. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                824,546,604.12       725,000,000.00       99,546,604.12
Beginning Adjusted Invested Amount                              N/A       725,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               13,633,591.79        11,987,623.26        1,645,968.53
Collections of Principal Receivables                 206,186,178.38       181,293,547.96       24,892,630.41
Defaulted Amount                                       3,298,452.64         2,900,234.09          398,218.56

Ending Invested / Transferor Amounts                 860,274,075.78       725,000,000.00      135,274,075.78


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5325%              2.7825%             2.9025%
Monthly Interest Due                                   1,430,598.70           152,419.17          188,803.59           1,771,821.46
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,430,598.70           152,419.17          188,803.59           1,771,821.46
Investor Default Amount                                2,392,693.12           232,018.73          275,522.24           2,900,234.09
Investor Monthly Fees Due                                996,875.00            96,666.67          114,791.67           1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,820,166.82           481,104.56          579,117.50           5,880,388.88

Reallocated Investor Finance Charge Collections                                                                       11,990,340.14
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7626%
Base Rate                                                                                                                   4.4128%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       598,125,000.00        58,000,000.00       68,875,000.00         725,000,000.00
Interest Distributions                                 1,430,598.70           152,419.17          188,803.59           1,771,821.46
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,430,598.70           152,419.17          188,803.59           1,771,821.46
Ending Certificates Balance                          598,125,000.00        58,000,000.00       68,875,000.00         725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.39

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $188,803.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $188,803.59

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,892,030.62

          a.   Class A Monthly Interest:                      $1,430,598.70
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,392,693.12
          e.   Excess Spread:                                 $6,068,738.80

     2.   Class B Available Funds:                              $959,227.21

          a.   Class B Monthly Interest:                        $152,419.17
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $806,808.04

     3.   Collateral Available Funds:                         $1,139,082.31

          a.   Excess Spread:                                 $1,139,082.31

     4.   Total Excess Spread:                                $8,014,629.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-4 Allocable Principal
          Collections:                                      $206,186,178.38

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                      $181,293,547.96

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $181,293,547.96

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,900,234.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $184,193,782.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $68,875,000.00

     2.   Required Collateral Invested Amount:               $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $184,193,782.05

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                      $8,014,629.16
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $232,018.73
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $188,803.59
     9.   Applied to unpaid Monthly Servicing Fee:            $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $275,522.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,109,951.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4128%
          b.   Prior Monthly Period                                 4.3447%
          c.   Second Prior Monthly Period                          4.0461%

     2.   Three Month Average Base Rate                             4.2678%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7626%
          b.   Prior Monthly Period                                14.6105%
          c.   Second Prior Monthly Period                         14.7628%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7119%



XI. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                568,652,830.42       500,000,000.00       68,652,830.42
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                9,402,477.10         8,267,326.38        1,135,150.71
Collections of Principal Receivables                 142,197,364.40       125,030,033.08       17,167,331.32
Defaulted Amount                                       2,274,794.93         2,000,161.44          274,633.49

Ending Invested / Transferor Amounts                 593,292,466.05       500,000,000.00       93,292,466.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5825%              2.8525%             2.9025%
Monthly Interest Due                                   1,006,098.96           107,761.11          130,209.38           1,244,069.44
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,006,098.96           107,761.11          130,209.38           1,244,069.44
Investor Default Amount                                1,650,133.19           160,012.92          190,015.34           2,000,161.44
Investor Monthly Fees Due                                687,500.00            66,666.67           79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                              3,343,732.15           334,440.69          399,391.38           4,077,564.22

Reallocated Investor Finance Charge Collections                                                                        8,291,323.71
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.8147%
Base Rate                                                                                                                   4.4603%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00
Interest Distributions                                 1,006,098.96           107,761.11          130,209.38           1,244,069.44
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,006,098.96           107,761.11          130,209.38           1,244,069.44
Ending Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.44

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $130,209.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $130,209.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,840,342.06

          a.   Class A Monthly Interest:                      $1,006,098.96
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,650,133.19
          e.   Excess Spread:                                 $4,184,109.91

     2.   Class B Available Funds:                              $663,305.90

          a.   Class B Monthly Interest:                        $107,761.11
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $555,544.79

     3.   Collateral Available Funds:                           $787,675.75

          a.   Excess Spread:                                   $787,675.75

     4.   Total Excess Spread:                                $5,527,330.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-5 Allocable Principal
          Collections:                                      $142,197,364.40

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                      $125,030,033.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $125,030,033.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,000,161.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $127,030,194.52

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $127,030,194.52

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                      $5,527,330.45
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $160,012.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $130,209.38
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $190,015.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,213,759.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4603%
          b.   Prior Monthly Period                                 4.3922%
          c.   Second Prior Monthly Period                          4.0936%

     2.   Three Month Average Base Rate                             4.3153%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.8147%
          b.   Prior Monthly Period                                14.6580%
          c.   Second Prior Monthly Period                         14.8118%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7615%



XII. Series 2001-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                796,113,962.59       700,000,000.00       96,113,962.59
Beginning Adjusted Invested Amount                              N/A       700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               13,163,467.93        11,574,256.94        1,589,211.00
Collections of Principal Receivables                 199,076,310.16       175,042,046.31       24,034,263.85
Defaulted Amount                                       3,184,712.90         2,800,226.01          384,486.88

Ending Invested / Transferor Amounts                 830,609,452.47       700,000,000.00      130,609,452.47


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5225%              2.7525%             2.9025%
Monthly Interest Due                                   1,375,813.54           145,576.67          182,293.13           1,703,683.33
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,375,813.54           145,576.67          182,293.13           1,703,683.33
Investor Default Amount                                2,310,186.46           224,018.08          266,021.47           2,800,226.01
Investor Monthly Fees Due                                962,500.00            93,333.33          110,833.33           1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,648,500.00           462,928.08          559,147.93           5,670,576.01

Reallocated Investor Finance Charge Collections                                                                       11,569,839.30
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7507%
Base Rate                                                                                                                   4.4020%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       577,500,000.00        56,000,000.00       66,500,000.00         700,000,000.00
Interest Distributions                                 1,375,813.54           145,576.67          182,293.13           1,703,683.33
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,375,813.54           145,576.67          182,293.13           1,703,683.33
Ending Certificates Balance                          577,500,000.00        56,000,000.00       66,500,000.00         700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.38

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $182,293.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $182,293.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,545,117.43

          a.   Class A Monthly Interest:                      $1,375,813.54
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,310,186.46
          e.   Excess Spread:                                 $5,859,117.42

     2.   Class B Available Funds:                              $925,587.14

          a.   Class B Monthly Interest:                        $145,576.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $780,010.48

     3.   Collateral Available Funds:                         $1,099,134.73

          a.   Excess Spread:                                 $1,099,134.73

     4.   Total Excess Spread:                                $7,738,262.63

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-6 Allocable Principal
          Collections:                                      $199,076,310.16

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                      $175,042,046.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $175,042,046.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,800,226.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $177,842,272.32

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $66,500,000.00

     2.   Required Collateral Invested Amount:               $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $177,842,272.32

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                      $7,738,262.63
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $224,018.08
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $182,293.13
     9.   Applied to unpaid Monthly Servicing Fee:            $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $266,021.47
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,899,263.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4020%
          b.   Prior Monthly Period                                 4.3339%
          c.   Second Prior Monthly Period                          4.0353%

     2.   Three Month Average Base Rate                             4.2570%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7507%
          b.   Prior Monthly Period                                14.5997%
          c.   Second Prior Monthly Period                         14.7516%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7007%



XIII. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                739,248,679.55       650,000,000.00       89,248,679.55
Beginning Adjusted Invested Amount                              N/A       650,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               12,223,220.22        10,747,524.30        1,475,695.93
Collections of Principal Receivables                 184,856,573.72       162,539,043.00       22,317,530.71
Defaulted Amount                                       2,957,233.40         2,600,209.87          357,023.53

Ending Invested / Transferor Amounts                 771,280,205.87       650,000,000.00      121,280,205.87


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5225%              2.7625%             2.9025%
Monthly Interest Due                                   1,277,541.15           135,669.44          169,272.19           1,582,482.78
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,277,541.15           135,669.44          169,272.19           1,582,482.78
Investor Default Amount                                2,145,173.14           208,016.79          247,019.94           2,600,209.87
Investor Monthly Fees Due                                893,750.00            86,666.67          102,916.67           1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,316,464.29           430,352.90          519,208.79           5,266,025.98

Reallocated Investor Finance Charge Collections                                                                       10,743,913.32
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7516%
Base Rate                                                                                                                   4.4028%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       536,250,000.00        52,000,000.00       61,750,000.00         650,000,000.00
Interest Distributions                                 1,277,541.15           135,669.44          169,272.19           1,582,482.78
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,277,541.15           135,669.44          169,272.19           1,582,482.78
Ending Certificates Balance                          536,250,000.00        52,000,000.00       61,750,000.00         650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.38

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.61

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.61

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $169,272.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $169,272.19

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,863,728.49

          a.   Class A Monthly Interest:                      $1,277,541.15
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,145,173.14
          e.   Excess Spread:                                 $5,441,014.20

     2.   Class B Available Funds:                              $859,513.07

          a.   Class B Monthly Interest:                        $135,669.44
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $723,843.62

     3.   Collateral Available Funds:                         $1,020,671.77

          a.   Excess Spread:                                 $1,020,671.77

     4.   Total Excess Spread:                                $7,185,529.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2001-7 Allocable Principal
          Collections:                                      $184,856,573.72

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                      $162,539,043.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $162,539,043.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,600,209.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $165,139,252.87

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $61,750,000.00

     2.   Required Collateral Invested Amount:               $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $165,139,252.87

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                      $7,185,529.59
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $208,016.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $169,272.19
     9.   Applied to unpaid Monthly Servicing Fee:            $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $247,019.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,477,887.34

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4028%
          b.   Prior Monthly Period                                 4.3347%
          c.   Second Prior Monthly Period                          4.0361%

     2.   Three Month Average Base Rate                             4.2579%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7516%
          b.   Prior Monthly Period                                14.6005%
          c.   Second Prior Monthly Period                         14.7524%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7015%



XIV. Series 2002-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,046,321,207.98       920,000,000.00      126,321,207.98
Beginning Adjusted Invested Amount                              N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               17,300,557.86        15,211,880.55        2,088,677.31
Collections of Principal Receivables                 261,643,150.49       230,055,260.87       31,587,889.63
Defaulted Amount                                       4,185,622.66         3,680,297.05          505,325.62

Ending Invested / Transferor Amounts               1,091,658,137.54       920,000,000.00      171,658,137.54


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.8025%             2.9025%
Monthly Interest Due                                   1,801,043.75           194,804.89          239,585.25           2,235,433.89
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,801,043.75           194,804.89          239,585.25           2,235,433.89
Investor Default Amount                                3,036,245.06           294,423.76          349,628.22           3,680,297.05
Investor Monthly Fees Due                              1,265,000.00           122,666.67          145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,102,288.81           611,895.32          734,880.14           7,449,064.27

Reallocated Investor Finance Charge Collections                                                                       15,202,381.74
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7460%
Base Rate                                                                                                                   4.3977%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00
Interest Distributions                                 1,801,043.75           194,804.89          239,585.25           2,235,433.89
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,801,043.75           194,804.89          239,585.25           2,235,433.89
Ending Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $239,585.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $239,585.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,541,964.93

          a.   Class A Monthly Interest:                      $1,801,043.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,036,245.06
          e.   Excess Spread:                                 $7,704,676.12

     2.   Class B Available Funds:                            $1,216,190.54

          a.   Class B Monthly Interest:                        $194,804.89
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,021,385.65

     3.   Collateral Available Funds:                         $1,444,226.26

          a.   Excess Spread:                                 $1,444,226.26

     4.   Total Excess Spread:                               $10,170,288.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-1 Allocable Principal
          Collections:                                      $261,643,150.49

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                      $230,055,260.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $230,055,260.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,680,297.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $233,735,557.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $233,735,557.91

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                     $10,170,288.03
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $294,423.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $239,585.25
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $349,628.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,753,317.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3977%
          b.   Prior Monthly Period                                 4.3296%
          c.   Second Prior Monthly Period                          4.0310%

     2.   Three Month Average Base Rate                             4.2527%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7460%
          b.   Prior Monthly Period                                14.5954%
          c.   Second Prior Monthly Period                         14.7472%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6962%



XV. Series 2002-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,069,067,321.20       940,000,000.00      129,067,321.20
Beginning Adjusted Invested Amount                              N/A       940,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               17,676,656.94        15,542,573.60        2,134,083.34
Collections of Principal Receivables                 267,331,045.07       235,056,462.19       32,274,582.88
Defaulted Amount                                       4,276,614.46         3,760,303.50          516,310.96

Ending Invested / Transferor Amounts               1,115,389,836.18       940,000,000.00      175,389,836.18


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.7925%             2.9025%
Monthly Interest Due                                   1,840,196.88           198,329.56          244,793.63           2,283,320.06
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,840,196.88           198,329.56          244,793.63           2,283,320.06
Investor Default Amount                                3,102,250.39           300,824.28          357,228.83           3,760,303.50
Investor Monthly Fees Due                              1,292,500.00           125,333.33          148,833.33           1,566,666.67
Investor Additional Amounts Due
Total Due                                              6,234,947.27           624,487.17          750,855.79           7,610,290.23

Reallocated Investor Finance Charge Collections                                                                       15,532,158.07
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7451%
Base Rate                                                                                                                   4.3969%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              ----

Beginning Certificates Balance                       775,500,000.00        75,200,000.00       89,300,000.00         940,000,000.00
Interest Distributions                                 1,840,196.88           198,329.56          244,793.63           2,283,320.06
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,840,196.88           198,329.56          244,793.63           2,283,320.06
Ending Certificates Balance                          775,500,000.00        75,200,000.00       89,300,000.00         940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $244,793.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $244,793.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,814,030.41

          a.   Class A Monthly Interest:                      $1,840,196.88
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,102,250.39
          e.   Excess Spread:                                 $7,871,583.14

     2.   Class B Available Funds:                            $1,242,572.65

          a.   Class B Monthly Interest:                        $198,329.56
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,044,243.09

     3.   Collateral Available Funds:                         $1,475,555.02

          a.   Excess Spread:                                 $1,475,555.02

     4.   Total Excess Spread:                               $10,391,381.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-2 Allocable Principal
          Collections:                                      $267,331,045.07

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                      $235,056,462.19

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $235,056,462.19

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,760,303.50

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $238,816,765.69

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $89,300,000.00

     2.   Required Collateral Invested Amount:               $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $238,816,765.69

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                     $10,391,381.25
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $300,824.28
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $244,793.63
     9.   Applied to unpaid Monthly Servicing Fee:            $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $357,228.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,921,867.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3969%
          b.   Prior Monthly Period                                 4.3287%
          c.   Second Prior Monthly Period                          4.0301%

     2.   Three Month Average Base Rate                             4.2519%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7451%
          b.   Prior Monthly Period                                14.5946%
          c.   Second Prior Monthly Period                         14.7463%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6953%



XVI. Series 2002-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        ------------
Beginning Invested /Transferor Amount              1,046,321,207.98       920,000,000.00      126,321,207.98
Beginning Adjusted Invested Amount                              N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               17,300,557.86        15,211,880.55        2,088,677.31
Collections of Principal Receivables                 261,643,150.49       230,055,260.87       31,587,889.63
Defaulted Amount                                       4,185,622.66         3,680,297.05          505,325.62

Ending Invested / Transferor Amounts               1,091,658,137.54       920,000,000.00      171,658,137.54


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.7825%             2.9025%
Monthly Interest Due                                   1,801,043.75           193,414.67          239,585.25           2,234,043.67
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,801,043.75           193,414.67          239,585.25           2,234,043.67
Investor Default Amount                                3,036,245.06           294,423.76          349,628.22           3,680,297.05
Investor Monthly Fees Due                              1,265,000.00           122,666.67          145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,102,288.81           610,505.10          734,880.14           7,447,674.05

Reallocated Investor Finance Charge Collections                                                                       15,200,991.51
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7442%
Base Rate                                                                                                                   4.3961%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00
Interest Distributions                                 1,801,043.75           193,414.67          239,585.25           2,234,043.67
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,801,043.75           193,414.67          239,585.25           2,234,043.67
Ending Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.63

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.63

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $239,585.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $239,585.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,540,818.00

          a.   Class A Monthly Interest:                      $1,801,043.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,036,245.06
          e.   Excess Spread:                                 $7,703,529.19

     2.   Class B Available Funds:                            $1,216,079.32

          a.   Class B Monthly Interest:                        $193,414.67
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,022,664.65

     3.   Collateral Available Funds:                         $1,444,094.19

          a.   Excess Spread:                                 $1,444,094.19

     4.   Total Excess Spread:                               $10,170,288.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-3 Allocable Principal
          Collections:                                      $261,643,150.49

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                      $230,055,260.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $230,055,260.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,680,297.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $233,735,557.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $233,735,557.91

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                     $10,170,288.03
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $294,423.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $239,585.25
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $349,628.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,753,317.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3961%
          b.   Prior Monthly Period                                 4.3279%
          c.   Second Prior Monthly Period                          4.0293%

     2.   Three Month Average Base Rate                             4.2511%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7442%
          b.   Prior Monthly Period                                14.5938%
          c.   Second Prior Monthly Period                         14.7455%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6945%



XVII. Series 2002-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                568,652,830.42       500,000,000.00       68,652,830.42
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                9,402,477.10         8,267,326.38        1,135,150.71
Collections of Principal Receivables                 142,197,364.40       125,030,033.08       17,167,331.32
Defaulted Amount                                       2,274,794.93         2,000,161.44          274,633.49

Ending Invested / Transferor Amounts                 593,292,466.05       500,000,000.00       93,292,466.05


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.4425%              2.7125%             2.9025%
Monthly Interest Due                                     951,557.29           102,472.22          130,209.38           1,184,238.89
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                       951,557.29           102,472.22          130,209.38           1,184,238.89
Investor Default Amount                                1,650,133.19           160,012.92          190,015.34           2,000,161.44
Investor Monthly Fees Due                                687,500.00            66,666.67           79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                              3,289,190.48           329,151.80          399,391.38           4,017,733.66

Reallocated Investor Finance Charge Collections                                                                        8,231,493.15
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.6738%
Base Rate                                                                                                                   4.3319%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00
Interest Distributions                                   951,557.29           102,472.22          130,209.38           1,184,238.89
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                      951,557.29           102,472.22          130,209.38           1,184,238.89
Ending Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.31

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.31

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $130,209.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $130,209.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $6,790,981.85

          a.   Class A Monthly Interest:                        $951,557.29
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,650,133.19
          e.   Excess Spread:                                 $4,189,291.37

     2.   Class B Available Funds:                              $658,519.45

          a.   Class B Monthly Interest:                        $102,472.22
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $556,047.23

     3.   Collateral Available Funds:                           $781,991.85

          a.   Excess Spread:                                   $781,991.85

     4.   Total Excess Spread:                                $5,527,330.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-4 Allocable Principal
          Collections:                                      $142,197,364.40

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                      $125,030,033.08

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $125,030,033.08

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,000,161.44

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $127,030,194.52

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $47,500,000.00

     2.   Required Collateral Invested Amount:               $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $127,030,194.52

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                      $5,527,330.45
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $160,012.92
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $130,209.38
     9.   Applied to unpaid Monthly Servicing Fee:              $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $190,015.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,213,759.49

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3318%
          b.   Prior Monthly Period                                 4.2637%
          c.   Second Prior Monthly Period                          3.9651%

     2.   Three Month Average Base Rate                             4.1869%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.6738%
          b.   Prior Monthly Period                                14.5295%
          c.   Second Prior Monthly Period                         14.6791%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6275%



XVIII. Series 2002-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                682,383,396.51       600,000,000.00       82,383,396.51
Beginning Adjusted Invested Amount                              N/A       600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               11,282,972.51         9,920,791.66        1,362,180.85
Collections of Principal Receivables                 170,636,837.28       150,036,039.69       20,600,797.58
Defaulted Amount                                       2,729,753.91         2,400,193.73          329,560.19

Ending Invested / Transferor Amounts                 711,950,959.26       600,000,000.00      111,950,959.26


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ---------               -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5725%              2.8525%             2.9025%
Monthly Interest Due                                   1,202,643.75           129,313.33          156,251.25           1,488,208.33
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,202,643.75           129,313.33          156,251.25           1,488,208.33
Investor Default Amount                                1,980,159.82           192,015.50          228,018.40           2,400,193.73
Investor Monthly Fees Due                                825,000.00            80,000.00           95,000.00           1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,007,803.57           401,328.83          479,269.65           4,888,402.06

Reallocated Investor Finance Charge Collections                                                                        9,944,913.45
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.8055%
Base Rate                                                                                                                   4.4519%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       495,000,000.00        48,000,000.00       57,000,000.00         600,000,000.00
Interest Distributions                                 1,202,643.75           129,313.33          156,251.25           1,488,208.33
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,202,643.75           129,313.33          156,251.25           1,488,208.33
Ending Certificates Balance                          495,000,000.00        48,000,000.00       57,000,000.00         600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.43

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $156,251.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $156,251.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,204,553.60

          a.   Class A Monthly Interest:                      $1,202,643.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,980,159.82
          e.   Excess Spread:                                 $5,021,750.02

     2.   Class B Available Funds:                              $795,593.08

          a.   Class B Monthly Interest:                        $129,313.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $666,279.74

     3.   Collateral Available Funds:                           $944,766.78

          a.   Excess Spread:                                   $944,766.78

     4.   Total Excess Spread:                                $6,632,796.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-5 Allocable Principal
          Collections:                                      $170,636,837.28

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                      $150,036,039.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $150,036,039.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,400,193.73

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $152,436,233.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $57,000,000.00

     2.   Required Collateral Invested Amount:               $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $152,436,233.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                      $6,632,796.54
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $192,015.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $156,251.25
     9.   Applied to unpaid Monthly Servicing Fee:            $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $228,018.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $5,056,511.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4519%
          b.   Prior Monthly Period                                 4.3838%
          c.   Second Prior Monthly Period                          4.0852%

     2.   Three Month Average Base Rate                             4.3070%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.8055%
          b.   Prior Monthly Period                                14.6496%
          c.   Second Prior Monthly Period                         14.8032%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7528%



XIX. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                818,860,075.81       720,000,000.00       98,860,075.81
Beginning Adjusted Invested Amount                              N/A       720,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               13,539,567.02        11,904,949.99        1,634,617.03
Collections of Principal Receivables                 204,764,204.73       180,043,247.63       24,720,957.10
Defaulted Amount                                       3,275,704.69         2,880,232.47          395,472.22

Ending Invested / Transferor Amounts                 854,341,151.12       720,000,000.00      134,341,151.12


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5425%              2.8525%             2.9025%
Monthly Interest Due                                   1,426,342.50           155,176.00          187,501.50           1,769,020.00
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,426,342.50           155,176.00          187,501.50           1,769,020.00
Investor Default Amount                                2,376,191.79           230,418.60          273,622.08           2,880,232.47
Investor Monthly Fees Due                                990,000.00            96,000.00          114,000.00           1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,792,534.29           481,594.60          575,123.58           5,849,252.47

Reallocated Investor Finance Charge Collections                                                                       11,917,066.14
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7780%
Base Rate                                                                                                                   4.4269%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       594,000,000.00        57,600,000.00       68,400,000.00         720,000,000.00
Interest Distributions                                 1,426,342.50           155,176.00          187,501.50           1,769,020.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,426,342.50           155,176.00          187,501.50           1,769,020.00
Ending Certificates Balance                          594,000,000.00        57,600,000.00       68,400,000.00         720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.40

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.40

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $187,501.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $187,501.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $9,831,579.57

          a.   Class A Monthly Interest:                      $1,426,342.50
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,376,191.79
          e.   Excess Spread:                                 $6,029,045.28

     2.   Class B Available Funds:                              $953,365.29

          a.   Class B Monthly Interest:                        $155,176.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $798,189.29

     3.   Collateral Available Funds:                         $1,132,121.28

          a.   Excess Spread:                                 $1,132,121.28

     4.   Total Excess Spread:                                $7,959,355.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2002-6 Allocable Principal
          Collections:                                      $204,764,204.73

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                      $180,043,247.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $180,043,247.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,880,232.47

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $182,923,480.11

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $68,400,000.00

     2.   Required Collateral Invested Amount:               $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $182,923,480.11

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                      $7,959,355.85
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $230,418.60
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $187,501.50
     9.   Applied to unpaid Monthly Servicing Fee:            $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $273,622.08
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,067,813.67

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4268%
          b.   Prior Monthly Period                                 4.3587%
          c.   Second Prior Monthly Period                          4.0601%

     2.   Three Month Average Base Rate                             4.2819%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7780%
          b.   Prior Monthly Period                                14.6245%
          c.   Second Prior Monthly Period                         14.7773%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7266%



XX. Series 2003-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,046,321,207.98       920,000,000.00      126,321,207.98
Beginning Adjusted Invested Amount                              N/A       920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               17,300,557.86        15,211,880.55        2,088,677.31
Collections of Principal Receivables                 261,643,150.49       230,055,260.87       31,587,889.63
Defaulted Amount                                       4,185,622.66         3,680,297.05          505,325.62

Ending Invested / Transferor Amounts               1,091,658,137.54       920,000,000.00      171,658,137.54


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.8025%             2.9025%
Monthly Interest Due                                   1,801,043.75           194,804.89          239,585.25           2,235,433.89
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,801,043.75           194,804.89          239,585.25           2,235,433.89
Investor Default Amount                                3,036,245.06           294,423.76          349,628.22           3,680,297.05
Investor Monthly Fees Due                              1,265,000.00           122,666.67          145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,102,288.81           611,895.32          734,880.14           7,449,064.27

Reallocated Investor Finance Charge Collections                                                                       15,202,381.74
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7460%
Base Rate                                                                                                                   4.3977%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00
Interest Distributions                                 1,801,043.75           194,804.89          239,585.25           2,235,433.89
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,801,043.75           194,804.89          239,585.25           2,235,433.89
Ending Certificates Balance                          759,000,000.00        73,600,000.00       87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $239,585.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $239,585.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $12,541,964.93

          a.   Class A Monthly Interest:                      $1,801,043.75
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,036,245.06
          e.   Excess Spread:                                 $7,704,676.12

     2.   Class B Available Funds:                            $1,216,190.54

          a.   Class B Monthly Interest:                        $194,804.89
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,021,385.65

     3.   Collateral Available Funds:                         $1,444,226.26

          a.   Excess Spread:                                 $1,444,226.26

     4.   Total Excess Spread:                               $10,170,288.03

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2003-1 Allocable Principal
          Collections:                                      $261,643,150.49

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                      $230,055,260.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $230,055,260.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,680,297.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $233,735,557.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $87,400,000.00

     2.   Required Collateral Invested Amount:               $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $233,735,557.91

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                     $10,170,288.03
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $294,423.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $239,585.25
     9.   Applied to unpaid Monthly Servicing Fee:            $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $349,628.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $7,753,317.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3977%
          b.   Prior Monthly Period                                 4.3296%
          c.   Second Prior Monthly Period                          4.0310%

     2.   Three Month Average Base Rate                             4.2527%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7460%
          b.   Prior Monthly Period                                14.5954%
          c.   Second Prior Monthly Period                         14.7472%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6962%



XXI. Series 2003-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,251,036,226.93     1,100,000,000.00      151,036,226.93
Beginning Adjusted Invested Amount                              N/A     1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               20,685,449.61        18,188,118.04        2,497,331.57
Collections of Principal Receivables                 312,834,201.67       275,066,072.77       37,768,128.90
Defaulted Amount                                       5,004,548.84         4,400,355.16          604,193.67

Ending Invested / Transferor Amounts               1,305,243,425.32     1,100,000,000.00      205,243,425.32


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.7725%             2.9025%
Monthly Interest Due                                   2,153,421.88           230,425.56          286,460.63           2,670,308.06
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     2,153,421.88           230,425.56          286,460.63           2,670,308.06
Investor Default Amount                                3,630,293.01           352,028.41          418,033.74           4,400,355.16
Investor Monthly Fees Due                              1,512,500.00           146,666.67          174,166.67           1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,296,214.89           729,120.64          878,661.03           8,903,996.55

Reallocated Investor Finance Charge Collections                                                                       18,174,267.44
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7433%
Base Rate                                                                                                                   4.3953%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       907,500,000.00        88,000,000.00      104,500,000.00       1,100,000,000.00
Interest Distributions                                 2,153,421.88           230,425.56          286,460.63           2,670,308.06
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    2,153,421.88           230,425.56          286,460.63           2,670,308.06
Ending Certificates Balance                          907,500,000.00        88,000,000.00      104,500,000.00       1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.62

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.62

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $286,460.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $286,460.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $14,993,770.64

          a.   Class A Monthly Interest:                      $2,153,421.88
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,630,293.01
          e.   Excess Spread:                                 $9,210,055.75

     2.   Class B Available Funds:                            $1,453,941.40

          a.   Class B Monthly Interest:                        $230,425.56
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,223,515.84

     3.   Collateral Available Funds:                         $1,726,555.41

          a.   Excess Spread:                                 $1,726,555.41

     4.   Total Excess Spread:                               $12,160,127.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2003-2 Allocable Principal
          Collections:                                      $312,834,201.67

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                      $275,066,072.77

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $275,066,072.77

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,400,355.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $279,466,427.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                       $104,500,000.00

     2.   Required Collateral Invested Amount:              $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $279,466,427.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                     $12,160,127.00
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $352,028.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $286,460.63
     9.   Applied to unpaid Monthly Servicing Fee:            $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $418,033.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $9,270,270.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3953%
          b.   Prior Monthly Period                                 4.3271%
          c.   Second Prior Monthly Period                          4.0285%

     2.   Three Month Average Base Rate                             4.2503%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7433%
          b.   Prior Monthly Period                                14.5930%
          c.   Second Prior Monthly Period                         14.7446%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6936%



XXII. Series 2003-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                852,979,245.64       750,000,000.00      102,979,245.64
Beginning Adjusted Invested Amount                              N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               14,103,715.64        12,400,989.57        1,702,726.07
Collections of Principal Receivables                 213,296,046.60       187,545,049.62       25,750,996.98
Defaulted Amount                                       3,412,192.39         3,000,242.16          411,950.23

Ending Invested / Transferor Amounts                 889,938,699.08       750,000,000.00      139,938,699.08


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5125%              2.7525%             2.9025%
Monthly Interest Due                                   1,468,242.19           155,975.00          195,314.06           1,819,531.25
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,468,242.19           155,975.00          195,314.06           1,819,531.25
Investor Default Amount                                2,475,199.78           240,019.37          285,023.00           3,000,242.16
Investor Monthly Fees Due                              1,031,250.00           100,000.00          118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,974,691.97           495,994.37          599,087.07           6,069,773.41

Reallocated Investor Finance Charge Collections                                                                       12,390,412.65
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7416%
Base Rate                                                                                                                   4.3936%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00
Interest Distributions                                 1,468,242.19           155,975.00          195,314.06           1,819,531.25
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,468,242.19           155,975.00          195,314.06           1,819,531.25
Ending Certificates Balance                          618,750,000.00        60,000,000.00       71,250,000.00         750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.37

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.37

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $195,314.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $195,314.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $10,222,090.43

          a.   Class A Monthly Interest:                      $1,468,242.19
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,475,199.78
          e.   Excess Spread:                                 $6,278,648.47

     2.   Class B Available Funds:                              $991,233.01

          a.   Class B Monthly Interest:                        $155,975.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $835,258.01

     3.   Collateral Available Funds:                         $1,177,089.20

          a.   Excess Spread:                                 $1,177,089.20

     4.   Total Excess Spread:                                $8,290,995.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2003-3 Allocable Principal
          Collections:                                      $213,296,046.60

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                      $187,545,049.62

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $187,545,049.62

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,000,242.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $190,545,291.78

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $71,250,000.00

     2.   Required Collateral Invested Amount:               $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $190,545,291.78

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                      $8,290,995.68
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $240,019.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $195,314.06
     9.   Applied to unpaid Monthly Servicing Fee:            $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $285,023.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $6,320,639.24

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3936%
          b.   Prior Monthly Period                                 4.3255%
          c.   Second Prior Monthly Period                          4.0269%

     2.   Three Month Average Base Rate                             4.2487%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7416%
          b.   Prior Monthly Period                                14.5913%
          c.   Second Prior Monthly Period                         14.7430%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6920%



XXIII. Series 2003-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                773,367,849.38       680,000,000.00       93,367,849.38
Beginning Adjusted Invested Amount                              N/A       680,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               12,787,368.85        11,243,563.88        1,543,804.97
Collections of Principal Receivables                 193,388,415.58       170,040,844.99       23,347,570.59
Defaulted Amount                                       3,093,721.10         2,720,219.56          373,501.54

Ending Invested / Transferor Amounts                 806,877,753.83       680,000,000.00      126,877,753.83


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                1.6900%              1.9000%             3.3025%
Monthly Interest Due                                     828,381.67            64,600.00          159,070.42           1,052,052.08
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                       828,381.67            64,600.00          159,070.42           1,052,052.08
Investor Default Amount                                2,352,989.92           163,213.17          204,016.47           2,720,219.56
Investor Monthly Fees Due                                980,333.33            68,000.00           85,000.00           1,133,333.33
Investor Additional Amounts Due
Total Due                                              4,161,704.92           295,813.17          448,086.88           4,905,604.97

Reallocated Investor Finance Charge Collections                                                                        9,879,686.82
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.3966%
Base Rate                                                                                                                   3.4501%
Excess Spread Percentage                                                                                                    8.7778%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       588,200,000.00        40,800,000.00       51,000,000.00         680,000,000.00
Interest Distributions                                   828,381.67            64,600.00          159,070.42           1,052,052.08
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                      828,381.67            64,600.00          159,070.42           1,052,052.08
Ending Certificates Balance                          588,200,000.00        40,800,000.00       51,000,000.00         680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                            $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                      $159,070.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $159,070.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,545,929.10

          a.   Class A Monthly Interest:                        $828,381.67
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,352,989.92
          e.   Excess Spread:                                 $5,364,557.52

     2.   Class B Available Funds:                              $592,781.21

          a.   Class B Monthly Interest:                         $64,600.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $528,181.21

     3.   Collateral Available Funds:                           $740,976.51

          a.   Excess Spread:                                   $740,976.51

     4.   Total Excess Spread:                                $6,633,715.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2003-4 Allocable Principal
          Collections:                                      $193,388,415.58

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                      $170,040,844.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $170,040,844.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,720,219.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $172,761,064.54

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $51,000,000.00

     2.   Required Collateral Invested Amount:               $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $172,761,064.54

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                      $6,633,715.24
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $163,213.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $159,070.42
     9.   Applied to unpaid Monthly Servicing Fee:            $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $204,016.47
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                 $0.00
     l4.  Balance:                                            $4,974,081.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               3.4501%
          b.   Prior Monthly Period                                 3.8536%
          c.   Second Prior Monthly Period                          3.7192%

     2.   Three Month Average Base Rate                             3.6743%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              12.3966%
          b.   Prior Monthly Period                                12.1471%
          c.   Second Prior Monthly Period                         12.3137%

     4.   Three Month Average Series Adjusted Portfolio Yield      12.2858%



XXIV. Series 2004-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                909,844,528.68       800,000,000.00      109,844,528.68
Beginning Adjusted Invested Amount                              N/A       800,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               15,043,963.35        13,227,722.21        1,816,241.14
Collections of Principal Receivables                 227,515,783.04       200,048,052.93       27,467,730.11
Defaulted Amount                                       3,639,671.88         3,200,258.30          439,413.58

Ending Invested / Transferor Amounts                 949,267,945.68       800,000,000.00      149,267,945.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.4825%              2.6525%             2.9525%
Monthly Interest Due                                   1,566,181.67           150,308.33          200,770.00           1,917,260.00
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,566,181.67           150,308.33          200,770.00           1,917,260.00
Investor Default Amount                                2,672,215.68           240,019.37          288,023.25           3,200,258.30
Investor Monthly Fees Due                              1,113,333.33           100,000.00          120,000.00           1,333,333.33
Investor Additional Amounts Due
Total Due                                              5,351,730.68           490,327.71          608,793.25           6,450,851.63

Reallocated Investor Finance Charge Collections                                                                       13,192,866.82
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7069%
Base Rate                                                                                                                   4.3620%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       668,000,000.00        60,000,000.00       72,000,000.00         800,000,000.00
Interest Distributions                                 1,566,181.67           150,308.33          200,770.00           1,917,260.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,566,181.67           150,308.33          200,770.00           1,917,260.00
Ending Certificates Balance                          668,000,000.00        60,000,000.00       72,000,000.00         800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.34

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $6,942,785.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $200,770.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $6,742,015.19

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $11,016,043.80

          a.   Class A Monthly Interest:                      $1,566,181.67
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,672,215.68
          e.   Excess Spread:                                 $6,777,646.45

     2.   Class B Available Funds:                              $989,465.01

          a.   Class B Monthly Interest:                        $150,308.33
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $839,156.68

     3.   Collateral Available Funds:                         $1,187,358.01

          a.   Excess Spread:                                 $1,187,358.01

     4.   Total Excess Spread:                                $8,804,161.14

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2004-1 Allocable Principal
          Collections:                                      $227,515,783.04

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                      $200,048,052.93

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $200,048,052.93

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $3,200,258.30

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $203,248,311.23

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $72,000,000.00

     2.   Required Collateral Invested Amount:               $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $203,248,311.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                      $8,804,161.14
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $240,019.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $200,770.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $288,023.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $6,742,015.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3620%
          b.   Prior Monthly Period                                 4.2939%
          c.   Second Prior Monthly Period                          3.9953%

     2.   Three Month Average Base Rate                             4.2170%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7069%
          b.   Prior Monthly Period                                14.5597%
          c.   Second Prior Monthly Period                         14.7103%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6589%



XXV. Series 2004-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------         -------------        -----------
Beginning Invested /Transferor Amount                454,922,264.34       400,000,000.00       54,922,264.34
Beginning Adjusted Invested Amount                              N/A       400,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables                7,521,981.68         6,613,861.11          908,120.57
Collections of Principal Receivables                 113,757,891.52       100,024,026.46       13,733,865.05
Defaulted Amount                                       1,819,835.94         1,600,129.15          219,706.79

Ending Invested / Transferor Amounts                 474,633,972.84       400,000,000.00       74,633,972.84


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.5725%              2.7725%             3.0725%
Monthly Interest Due                                     811,480.83            78,554.17          104,465.00             994,500.00
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                       811,480.83            78,554.17          104,465.00             994,500.00
Investor Default Amount                                1,336,107.84           120,009.69          144,011.62           1,600,129.15
Investor Monthly Fees Due                                556,666.67            50,000.00           60,000.00             666,666.67
Investor Additional Amounts Due
Total Due                                              2,704,255.34           248,563.85          308,476.62           3,261,295.82

Reallocated Investor Finance Charge Collections                                                                        6,632,303.41
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.8125%
Base Rate                                                                                                                   4.4583%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       334,000,000.00        30,000,000.00       36,000,000.00         400,000,000.00
Interest Distributions                                   811,480.83            78,554.17          104,465.00             994,500.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                      811,480.83            78,554.17          104,465.00             994,500.00
Ending Certificates Balance                          334,000,000.00        30,000,000.00       36,000,000.00         400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.43

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.62

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.62

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $3,475,472.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $104,465.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $3,371,007.59

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $5,537,973.35

          a.   Class A Monthly Interest:                        $811,480.83
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $1,336,107.84
          e.   Excess Spread:                                 $3,390,384.67

     2.   Class B Available Funds:                              $497,422.76

          a.   Class B Monthly Interest:                         $78,554.17
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $418,868.59

     3.   Collateral Available Funds:                           $596,907.31

          a.   Excess Spread:                                   $596,907.31

     4.   Total Excess Spread:                                $4,406,160.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2004-2 Allocable Principal
          Collections:                                      $113,757,891.52

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                      $100,024,026.46

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $100,024,026.46

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $1,600,129.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $101,624,155.61

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $36,000,000.00

     2.   Required Collateral Invested Amount:               $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $101,624,155.61

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                      $4,406,160.57
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $120,009.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $104,465.00
     9.   Applied to unpaid Monthly Servicing Fee:              $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $144,011.62
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $3,371,007.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.4583%
          b.   Prior Monthly Period                                 4.3901%
          c.   Second Prior Monthly Period                          4.0915%

     2.   Three Month Average Base Rate                             4.3133%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.8124%
          b.   Prior Monthly Period                                14.6560%
          c.   Second Prior Monthly Period                         14.8098%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7594%



XXVI. Series 2004-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount                682,383,396.51       600,000,000.00       82,383,396.51
Beginning Adjusted Invested Amount                              N/A       600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               11,282,972.51         9,920,791.66        1,362,180.85
Collections of Principal Receivables                 170,636,837.28       150,036,039.69       20,600,797.58
Defaulted Amount                                       2,729,753.91         2,400,193.73          329,560.19

Ending Invested / Transferor Amounts                 711,950,959.26       600,000,000.00      111,950,959.26


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                4.3500%              4.5500%             2.8725%
Monthly Interest Due                                   1,892,250.00           113,750.00          130,220.00           2,136,220.00
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,892,250.00           113,750.00          130,220.00           2,136,220.00
Investor Default Amount                                2,088,168.54           120,009.69          192,015.50           2,400,193.73
Investor Monthly Fees Due                                870,000.00            50,000.00           80,000.00           1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,850,418.54           283,759.69          402,235.50           5,536,413.73

Reallocated Investor Finance Charge Collections                                                                        9,925,309.47
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7670%
Base Rate                                                                                                                   5.6114%
Excess Spread Percentage                                                                                                    8.7778%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       522,000,000.00        30,000,000.00       48,000,000.00         600,000,000.00
Interest Distributions                                 1,892,250.00           113,750.00          130,220.00           2,136,220.00
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,892,250.00           113,750.00          130,220.00           2,136,220.00
Ending Certificates Balance                          522,000,000.00        30,000,000.00       48,000,000.00         600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $4,519,115.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $130,220.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $4,388,895.75

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $8,635,019.24

          a.   Class A Monthly Interest:                      $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $2,088,168.54
          e.   Excess Spread:                                 $4,654,600.70

     2.   Class B Available Funds:                              $496,265.47

          a.   Class B Monthly Interest:                        $113,750.00
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                   $382,515.47

     3.   Collateral Available Funds:                           $794,024.76

          a.   Excess Spread:                                   $794,024.76

     4.   Total Excess Spread:                                $5,831,140.93

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2004-3 Allocable Principal
          Collections:                                      $170,636,837.28

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                      $150,036,039.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $150,036,039.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $2,400,193.73

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $152,436,233.42

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $48,000,000.00

     2.   Required Collateral Invested Amount:               $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $152,436,233.42

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                      $5,831,140.93
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $120,009.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $130,220.00
     9.   Applied to unpaid Monthly Servicing Fee:            $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $192,015.50
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $4,388,895.75

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               5.6114%
          b.   Prior Monthly Period                                 6.3040%
          c.   Second Prior Monthly Period                          6.0887%

     2.   Three Month Average Base Rate                             6.0013%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7670%
          b.   Prior Monthly Period                                14.5975%
          c.   Second Prior Monthly Period                         14.7622%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.7089%



XXVII. Series 2004-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,251,036,226.93     1,100,000,000.00      151,036,226.93
Beginning Adjusted Invested Amount                              N/A     1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               20,685,449.61        18,188,118.04        2,497,331.57
Collections of Principal Receivables                 312,834,201.67       275,066,072.77       37,768,128.90
Defaulted Amount                                       5,004,548.84         4,400,355.16          604,193.67

Ending Invested / Transferor Amounts               1,305,243,425.32     1,100,000,000.00      205,243,425.32


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.4925%              2.6825%             2.8725%
Monthly Interest Due                                   2,162,174.51           209,011.46          268,578.75           2,639,764.72
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     2,162,174.51           209,011.46          268,578.75           2,639,764.72
Investor Default Amount                                3,674,296.56           330,026.64          396,031.96           4,400,355.16
Investor Monthly Fees Due                              1,530,833.33           137,500.00          165,000.00           1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,367,304.41           676,538.10          829,610.71           8,873,453.22

Reallocated Investor Finance Charge Collections                                                                       18,143,724.10
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7106%
Base Rate                                                                                                                   4.3655%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       918,500,000.00        82,500,000.00       99,000,000.00       1,100,000,000.00
Interest Distributions                                 2,162,174.51           209,011.46          268,578.75           2,639,764.72
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    2,162,174.51           209,011.46          268,578.75           2,639,764.72
Ending Certificates Balance                          918,500,000.00        82,500,000.00       99,000,000.00       1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.35

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.53

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.53

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $9,538,849.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $268,578.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $9,270,270.88

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $15,150,009.63

          a.   Class A Monthly Interest:                      $2,162,174.51
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,674,296.56
          e.   Excess Spread:                                 $9,313,538.55

     2.   Class B Available Funds:                            $1,360,779.31

          a.   Class B Monthly Interest:                        $209,011.46
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,151,767.85

     3.   Collateral Available Funds:                         $1,632,935.17

          a.   Excess Spread:                                 $1,632,935.17

     4.   Total Excess Spread:                               $12,098,241.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2004-4 Allocable Principal
          Collections:                                      $312,834,201.67

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                      $275,066,072.77

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $275,066,072.77

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,400,355.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $279,466,427.94

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $99,000,000.00

     2.   Required Collateral Invested Amount:               $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $279,466,427.94

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                     $12,098,241.57
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $330,026.64
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $268,578.75
     9.   Applied to unpaid Monthly Servicing Fee:            $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $396,031.96
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                       $9,270,270.88

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3655%
          b.   Prior Monthly Period                                 4.2973%
          c.   Second Prior Monthly Period                          3.9987%

     2.   Three Month Average Base Rate                             4.2205%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7106%
          b.   Prior Monthly Period                                14.5632%
          c.   Second Prior Monthly Period                         14.7138%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6625%



XXVIII. Series 2004-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor        Transferors
A. Investor/Transferor Allocations                  Allocations           Interest            Interest
----------------------------------                  -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,137,305,660.85     1,000,000,000.00      137,305,660.85
Beginning Adjusted Invested Amount                              N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             87.9271%            12.0729%
Principal Allocation Percentage                                 N/A             87.9271%            12.0729%
Collections of Finance Chg. Receivables               18,804,954.19        16,534,652.77        2,270,301.42
Collections of Principal Receivables                 284,394,728.79       250,060,066.16       34,334,662.64
Defaulted Amount                                       4,549,589.85         4,000,322.88          549,266.98

Ending Invested / Transferor Amounts               1,186,584,932.11     1,000,000,000.00      186,584,932.11


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                Class A             Class B             Interest               Total
--------------------------------------                -------             -------            ----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                   0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                   0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                   0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                   0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                   0.00

Coupon December 15, 2004 to January 17, 2005                2.4925%              2.6525%             2.8625%
Monthly Interest Due                                   1,965,613.19           187,885.42          243,312.50           2,396,811.11
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                   0.00
Additional Interest Due                                        0.00                 0.00                0.00                   0.00
Total Interest Due                                     1,965,613.19           187,885.42          243,312.50           2,396,811.11
Investor Default Amount                                3,340,269.60           300,024.22          360,029.06           4,000,322.88
Investor Monthly Fees Due                              1,391,666.67           125,000.00          150,000.00           1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,697,549.46           612,909.63          753,341.56           8,063,800.65

Reallocated Investor Finance Charge Collections                                                                       16,491,319.64
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.7071%
Base Rate                                                                                                                   4.3623%
Excess Spread Percentage                                                                                                   10.1130%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A             Class B             Interest               Total
--------------------------------------------          -------             -------            ----------              -----

Beginning Certificates Balance                       835,000,000.00        75,000,000.00       90,000,000.00       1,000,000,000.00
Interest Distributions                                 1,965,613.19           187,885.42          243,312.50           2,396,811.11
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                   0.00
Principal Distributions                                        0.00                 0.00                0.00                   0.00
Total Distributions                                    1,965,613.19           187,885.42          243,312.50           2,396,811.11
Ending Certificates Balance                          835,000,000.00        75,000,000.00       90,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                           $2.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                        $2.35

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                           $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                               $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:               $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                               $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                      $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                       $2.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                        $2.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                   $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                     $0.00

     5.   Amount of the distribution in
          respect of class B principal:                               $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                               $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                            $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                    $8,670,831.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                     $243,312.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                        $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                          $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:       $8,427,518.99

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                   $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                            $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                           $13,770,251.90

          a.   Class A Monthly Interest:                      $1,965,613.19
          b.   Class A Outstanding Monthly Interest:                  $0.00
          c.   Class A Additional Interest:                           $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):  $3,340,269.60
          e.   Excess Spread:                                 $8,464,369.10

     2.   Class B Available Funds:                            $1,236,848.97

          a.   Class B Monthly Interest:                        $187,885.42
          b.   Class B Outstanding Monthly Interest:                  $0.00
          c.   Class B Additional Interest:                           $0.00
          d.   Excess Spread:                                 $1,048,963.56

     3.   Collateral Available Funds:                         $1,484,218.77

          a.   Excess Spread:                                 $1,484,218.77

     4.   Total Excess Spread:                               $10,997,551.43

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                         87.9271%

     2.   Series 2004-5 Allocable Principal
          Collections:                                      $284,394,728.79

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                      $250,060,066.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                       $0.00

     5.   Item 3 minus item 4:                              $250,060,066.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                            N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                        $4,000,322.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                           $254,060,389.03

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                        $90,000,000.00

     2.   Required Collateral Invested Amount:               $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                   $0.00

     4.   Treated as Shared Principal Collections:          $254,060,389.03

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                    N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                     N/A

     3.   Principal Distribution:                                       N/A

     4.   Treated as Shared Principal Collections:                      N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                     $10,997,551.43
     2.   Excess Finance Charge Collections:                          $0.00
     3.   Applied to fund Class A Required Amount:                    $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                         $0.00
     5.   Applied to fund Class B overdue Interest:                   $0.00
     6.   Applied to fund Class B Required Amount:              $300,024.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                 $0.00
     8.   Applied to Collateral Monthly Interest:               $243,312.50
     9.   Applied to unpaid Monthly Servicing Fee:            $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                      $360,029.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                 $0.00
     12.  Deposited to Reserve Account:                               $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                    $8,427,518.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                               4.3623%
          b.   Prior Monthly Period                                 4.2941%
          c.   Second Prior Monthly Period                          3.9955%

     2.   Three Month Average Base Rate                             4.2173%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                              14.7071%
          b.   Prior Monthly Period                                14.5600%
          c.   Second Prior Monthly Period                         14.7105%

     4.   Three Month Average Series Adjusted Portfolio Yield      14.6592%